UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
AMENDMENT NO. 1
TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 15, 2007
HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, Florida	32919

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100
No change

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Harris Corporation (“Harris”) filed with the Securities and Exchange Commission on June 18, 2007, related to Harris’ acquisition of Multimax Incorporated, a Maryland corporation (“Multimax”), on June 15, 2007. This Amendment No. 1 is being filed to provide the financial statements and pro forma financial information required under Item 9.01(a) and Item 9.01(b) of Form 8-K in connection with the acquisition of Multimax by Harris.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited balance sheet of Multimax as of December 31, 2006 and the related statements of earnings, stockholders’ equity and cash flows for the year then ended and the notes to financial statements, together with the auditor’s report, are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference.
The unaudited condensed balance sheets of Multimax as of March 31, 2007 and March 31, 2006 and the related condensed statements of earnings and cash flows for the quarters ended March 31, 2007 and March 31, 2006 and the notes to such unaudited financial statements are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined balance sheets of Harris and Multimax as of June 30, 2006 and March 30, 2007 and the unaudited pro forma condensed combined statements of income for the fiscal year ended June 30, 2006 and the three quarters ended March 30, 2007 are filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference.
(d) Exhibits.
The following exhibits are filed herewith:

23.1	Consent of Grant Thornton LLP.

99.1	Audited financial statements of Multimax Incorporated as of and for the year ended December 31, 2006.

99.2	Unaudited financial statements of Multimax Incorporated as of and for the three months ended March 31, 2007 and March 31, 2006.

99.3	Unaudited pro forma condensed combined balance sheets of Harris Corporation and Multimax Incorporated as of June 30, 2006 and March 30, 2007 and the unaudited pro forma condensed combined statements of income for the fiscal year ended June 30, 2006 and the three quarters ended March 30, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION
August 22, 2007	/s/ Scott T. Mikuen
	Name:	Scott T. Mikuen
	Title:	Vice President, Associate General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Grant Thornton LLP.

99.1	Audited financial statements of Multimax Incorporated as of and for the year ended December 31, 2006.

99.2	Unaudited financial statements of Multimax Incorporated as of and for the three months ended March 31, 2007 and March 31, 2006.

99.3	Unaudited pro forma condensed combined balance sheets of Harris Corporation and Multimax Incorporated as of June 30, 2006 and March 30, 2007 and the unaudited pro forma condensed combined statements of income for the fiscal year ended June 30, 2006 and the three quarters ended March 30, 2007.